EXHIBIT 23.3

NETHERLAND, SEWELL
& ASSOCIATES, INC.

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.
                               PETROLEUM ENGINEERS

        We hereby consent to the incorporation by reference in Convest Energy Corporation's previously filed Registration Statements on Form S-8 (Registration Nos. 33-44614, 33-73638 and 33-73588) and references to our firm contained in the Convest Energy Corporation Annual Report on Form 10-K for the year ended December 31, 1996.

                                           NETHERLAND, SEWELL & ASSOCIATES, INC.

                                           By: /s/ FREDERIC D. SEWELL
                                                   Frederic D. Sewell
                                                   President

Dallas, Texas
March 27, 1997